RETIREMENT AND POSTRETIREMENT BENEFITS (Tables)	6 Months Ended
Jun. 30, 2015
RETIREMENT AND POSTRETIREMENT BENEFITS
Schedule of net benefit costs recognized

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
(millions of Canadian dollars)
Benefits earned during the period	44	29	88	59
Interest cost on projected benefit obligations	26	26	53	52
Expected return on plan assets	(37)	(32)	(73)	(64)
Amortization of prior service costs	1	1	1	1
Amortization of actuarial loss	12	7	24	14

Net benefit costs on an accrual basis1,2	46	31	93	62

1	Included in net benefit costs for the three and six months ended June 30, 2015 are costs related to OPEB of $4 million and $7 million (2014 - $4 million and $8 million).
2

For the three and six months ended June 30, 2015, offsetting regulatory liabilities of nil (2014 - $1 million and $3 million regulatory liabilities) have been recorded to the extent pension and OPEB costs are expected to be refunded to or collected from customers in future rates.